Exhibit 10.8

MediCor Ltd.
Form of Consulting Warrant Agreement

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

This Warrant (the “Warrant”) is made and entered into on the date hereinafter set for by and between MediCor Ltd., a Delaware corporation (the “Company”), and the person whose name appears on the signature page hereof identified as the warrant holder (the “Holder”).

WHEREAS:  The Company wishes to grant the Holder the Warrant which gives the Holder the right, but not the obligation, to purchase stock in the Company as recognition of the Holder’s valuable services to the Company, and the Holder will, in consideration of the receipt of said Warrant, agree to the terms, conditions and provisions set forth herein.

NOW, THEREFORE, in consideration of the premises and promises, warranties and representations herein contained, it is agreed as follows:

1.             WARRANT.         Subject to the conditions set forth herein, the Company hereby grants to the Holder the right, privilege and option to purchase the number of shares of the Company’s Common Stock identified on the signature page hereof (the “Warrant Shares”) at a price per share as stated on the signature page hereof (the “Strike Price”) in the manner hereinafter provided, effective as of the date stated on the signature page hereof (the “Grant Date”).

2.             VESTING OF WARRANT SHARES.              The Warrant Shares shall be vested as follows, unless the Warrant has been terminated pursuant to Section 5 hereof:

(a)           Twenty Five Percent (25%) on the first anniversary of the Grant Date;

(b)           Twenty Five Percent (25%) on the second anniversary of the Grant Date;

(c)           Twenty Five Percent (25%) on the third anniversary of the Grant Date;

(d)           The remaining Warrant Shares on the fourth anniversary of the Grant Date;

3.             CHANGE OF CONTROL.                 Additionally, the Warrant, unless it has expired or been earlier terminated, shall vest as to all the Warrant Shares on the Acceleration Date as defined below occurring upon a change of control of the Company.

MediCor Ltd.

Consulting Warrant #

(a)           As defined herein, “Change of Control” shall mean the occurrence of any of the following: (i) any “person” or “group” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total combined voting power represented by the Company’s then outstanding voting securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;  (iii) any Reorganization as defined below; or (iv) the stockholders of the Company adopt a plan of complete liquidation of the Company.

(b)           The term “Reorganization” as used herein shall mean: (i) the approval by the stockholders of the Company of any statutory merger, consolidation or share exchange to which the Company is a party as a result of which the persons who were stockholders of the Company immediately prior to the effective date of such Reorganization shall have beneficial ownership of less than fifty percent (50%) of the total combined voting power in the election of directors of the surviving corporation following the effective date of such Reorganization; or (ii) the approval by stockholders of an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

(c)           The term “sale or disposition by the Company of all or substantially all of the assets of the Company” shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary thereof (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined).  For purposes of the preceding sentence, the “fair market value of the Company” shall be the aggregate market value of the outstanding shares of Common Stock of the Company (on a fully diluted basis) plus the aggregate market value of the Company’s other outstanding equity securities.  The aggregate market value of the shares of Common Stock of the Company shall be determined by multiplying the number of shares of the Company’s Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the “Transaction Date”) by the average closing price of the shares of Common Stock of the Company for the ten trading days immediately preceding the Transaction Date.  The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Common Stock of the Company or by such other method as the Board shall determine is appropriate.

(d)           “Acceleration Date” shall mean the earliest date on which any of the following events shall have first occurred: (i) the acquisition described in clause (i) of the definition of Change of Control above; (ii) the change in the composition of the Board of Directors of the Company described in clause (ii) above; or (iii) the stockholder approval or adoption described in clauses (iii) and (iv) above.

4.             METHOD OF EXERCISE.                 Warrant Shares purchased under this Warrant shall, at the time of purchase, be paid for in full, either in cash or through a “cashless” exercise, whereby in lieu of paying the exercise price in cash, the Holder may elect to receive a number of shares of Common Stock equal to the number of such shares originally issuable upon exercise less such number of shares as have the then current trading price equal in the aggregate to the exercise price of the Warrant Shares (based on the average closing bid price of the Common Stock for the five trading day period immediately prior to the date of exercise) and any applicable federal, state and local taxes.  To the extent that the right to purchase Warrant Shares has accrued hereunder, this Warrant may be exercised, from time to time, by written notice to the Company stating the number of shares with respect to which this Warrant is being exercised and the time of delivery thereof, which shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon.  If requested by the Company, Holder shall provide the Company with an opinion of counsel satisfactory to the Company that the exercise of the Warrant and the issuance of the Warrant Shares do not require registration under, and that any such exercise and issuance will not be in violation of, the Securities Act or applicable state securities laws or rule or regulations promulgated thereunder.

At the time specified in such notice, the Company shall, without transfer or issue tax to the Holder, deliver to the Holder by certified mail, a certificate or certificates for such Warrant Shares, against the payment by the Holder of the Strike Price, in full, for the number of Warrant Shares to be delivered, by certified or bank cashier’s check, or the equivalent thereof acceptable to the Company or through a “cashless” exercise in accordance with the preceding paragraph, provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any requirements of any state or federal agency or any securities exchange.  If the Holder fails to accept delivery of and pay for all or any part of the number of shares specified in the notice given by the Holder, upon tender and delivery of said shares, the Holder’s right to exercise this Warrant with respect to such undelivered shares shall be terminated.  If this Warrant is exercised within six (6) months of the Company’s Initial Public Offering (an “IPO”), the Holder shall execute a lock-up agreement for the balance of the six month period following the IPO.

5.             TERMINATION OF WARRANT.          Except as herein otherwise stated, this Warrant, to the extent not theretofore exercised, shall terminate at 5:00 p.m. local time at Las Vegas, Nevada on the date which is five (5) years from the Grant Date.

6.             REPRESENTATIONS AND WARRANTIES OF THE HOLDER.              The Holder hereby warrants and represents to the Company, as of the date hereof and as of the date or dates on which any Warrant Shares are purchased hereunder, as follows:

(a)           The Holder is an Accredited Investor as defined in Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Act;

(b)           The Holder is, by reason of the Holder’s business or financial experience, capable of evaluating the merits and risks of the purchase of the Warrant Shares and of protecting the Holder’s own interests in connection with the Warrant;

(c)           In deciding whether to acquire the Warrant Shares, the Holder has relied, and will rely, exclusively upon consultations with Holder’s legal, financial and tax advisers with respect to the nature of the Warrant;

(d)           The Holder understands that neither the SEC, nor any other governmental agency having jurisdiction over the sale and issuance of the Warrant Shares will make any finding or determination relating to the appropriateness for investment of the Warrant Shares and that none of them has or will recommend or endorse the Warrant Shares.

(e)           The Holder represents that the Warrant Shares will purchased for Holder’s own account for investment and will not be purchased with a view to the sale or distribution thereof, and that the Holder has no intention of distributing or reselling any portion of the Warrant or Warrant Shares which the Holder is receiving or may purchase.  The Holder acknowledges that the Warrant and the Warrant Shares have not been registered under the Act and must be held indefinitely unless subsequently registered under the Act or an exemption for such registration is available.  The Holder also acknowledges that Holder is fully aware of the restrictions on disposing of the Warrant Shares resulting from the provisions of the Act and the General Rules and Regulations of the SEC thereunder.  The Holder further understands that the Warrant Shares have not been, and will not be, qualified under applicable state securities laws.

(f)            The Holder, if requested by the Company’s underwriters from time to time, will execute “lock-up” agreements as requested, relating to the Warrant and the Warrant Shares.

(g)           The Holder recognizes that “stop transfer” instructions will be issued against any stock certificates under this Warrant and that a restrictive legend that addresses acquisition for investment, subject to Rule 144, will be placed on the stock certificates issued under this Warrant.

7.             RESTRICTIONS ON ISSUANCE OF SHARES.           The Company shall not be obligated to sell and issue any share pursuant to this Warrant, unless permission to issue said shares has first been obtained from any judicial or governmental agency, if required, and further, unless the shares with respect to which this Warrant is exercised are, at the time, effectively registered, or exempt from registration, under the Securities Act.  The Company may require an opinion of counsel acceptable to the Company to the effect of any exemption.

8.             TRANSFERABILITY OF WARRANT; RIGHTS PRIOR TO EXERCISE.              During the Holder’s lifetime, the Warrant hereunder shall be exercisable only by the Holder, or any guardian or legal representative of the Holder in accordance with this Warrant Agreement.  In event of (a) any attempt by the Holder to alienate, assign, pledge, hypothecate or otherwise dispose of the Warrant, except as provided herein; or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Warrant by notice to the Holder and it shall thereupon become null and void. The Holder shall have no rights as a shareholder of shares subject to this Warrant until payment in full for the Warrant Shares and the delivery of such shares as herein provided.

9.             REGISTRATION RIGHTS.               The Holder shall have the same registration rights under Form S-8 or otherwise as may be generally made available from time to time to officers and employees of the Company.

10.          SERVICE NOT AFFECTED.             The granting of this Warrant or its exercise shall not be construed as granting to the Holder any right with respect to any other agreement between the Holder and the Company.

11.          BINDING EFFECT.             This Warrant shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

12.          GOVERNING LAW.           This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

SIGNATURES ON NEXT PAGE

IN WITNESS WHEREOF, the parties have caused this Consulting Warrant Agreement to be executed as of this            day of                            , 200    .

“Company”

MediCor Ltd., a Delaware corporation

By:
Chairman of the Board

“Holder”

Printed Name

Signature

Address of Holder:

Phone:

Fax:

E-Mail:

Tax Id. or Soc. Sec. Number:

“STRIKE PRICE”:

DOLLARS PER SHARE ($ )

“GRANT DATE”:

“WARRANT SHARES”:
EXACTLY ( )